UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) July 27, 2006

                                EMCOR Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-8267                                            11-2125338
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(Commission File Number)                   (I.R.S. Employer Identification No.)



                 301 Merritt Seven, Norwalk, CT     06851
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           (Address of Principal Executive Offices)(Zip Code)

                                 (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On July 27, 2006, EMCOR Group, Inc. issued a press release disclosing results of operations for the fiscal 2006 second quarter ended June 30, 2006. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.


     The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item. 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number                 Description
--------------   ---------------------------------------------------------------
99.1             Press  Release issued by EMCOR Group, Inc. on July 27, 2006 disclosing results of operations for the fiscal 2006 second quarter ended June 30, 2006.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EMCOR Group, Inc.


                                             By:     /s/ Frank T. MacInnis
                                                 -----------------------------
                                                      Frank T. MacInnis
                                                   Chairman of the Board of
                                                     Directors and Chief
                                                      Executive Officer

Dated:  July 27, 2006

Exhibit 99.1


              EMCOR GROUP, INC. REPORTS 2006 SECOND QUARTER RESULTS
            - Second Quarter Operating Income and Net Income Increase
                        72.6% and 112.5%, respectively -
           - Contract Backlog Grows 18.2% to a Record $3.22 Billion -
                       - 2006 Full Year Guidance Raised -

NORWALK, CONNECTICUT, July 27, 2006 - EMCOR Group, Inc. (NYSE: EME) today reported results for the second quarter and six months ended June 30, 2006. The Company's financial results for the prior year periods have been adjusted to reflect its 2-for-1 stock split, effective February 10, 2006.

For the 2006 second quarter, net income increased 112.5% to $16.9 million, or $0.52 per diluted share, versus net income of $7.9 million, or $0.25 per diluted share, in the second quarter of 2005. Second quarter 2006 revenues totaled $1.22 billion compared to $1.17 billion in the second quarter of 2005, an increase of 4.4%. The Company's results for the 2006 second quarter included after-tax expenses related to the adoption of FAS 123(R) (Accounting for Stock-Based Compensation) of $1.3 million, equating to $0.04 per diluted share, which were not present in the second quarter of 2005. Results for the second quarter of 2005 included restructuring expenses of $0.3 million.

Operating income for the 2006 second quarter increased 72.6% to $25.3 million from $14.7 million in the second quarter of 2005. As a percentage of revenues, operating income improved to 2.1% from 1.3% in the year-ago period. Selling, general and administrative expenses in the second quarter of 2006 increased to $108.2 million, or 8.9% of revenues, from $97.0 million, or 8.3% of revenues in the second quarter of 2005.

The Company reported record contract backlog of $3.22 billion as of June 30, 2006, compared to $2.72 billion a year ago and $2.82 billion at March 31, 2006. Private sector commercial and hospitality backlog represented 54% of total backlog at June 30, 2006, versus 34% at June 30, 2005.

For the 2006 six-month period, net income was $23.9 million, or $0.73 per diluted share, an increase of 142.5% over net income of $9.8 million, or $0.31 per diluted share, for the first half of 2005. 2006 year-to-date revenues totaled $2.37 billion versus revenues of $2.25 billion in the same period last year, an increase of 5.3%.

EMCOR Announces 2006 Second Quarter Results                               Page 2

Operating income for the first half of 2006 was $37.7 million, or 1.6% of revenues, versus operating income of $20.4 million, or 0.9% of revenues, for the first half of 2005. The Company's results for the first half of 2006 include a loss from discontinued operations of $0.6 million, amounting to $0.02 per diluted share, as well as expenses related to the Company's adoption of FAS 123(R) of $1.7 million, or $0.05 per diluted share, which were not present in the year-ago period. Included in the Company's 2005 six-month results were restructuring expenses of $1.5 million and income from discontinued operations of $0.2 million.

Frank T. MacInnis, Chairman and CEO of EMCOR Group, commented, "We are very pleased with our strong performance during the second quarter, which built upon the excellent start we had to 2006. Our success was driven by solid performance across all of our businesses, including improved results within our UK and Canadian operations. The second quarter also saw the continued successful growth of our facilities services business, reflecting over 20% revenue growth for both the second quarter and six-month period. Facilities Services reported enhanced profitability due to strong market demand and our ability to leverage that business' existing infrastructure."

Mr. MacInnis added, "Over the past few years, EMCOR Group has executed on a strategy of reducing our exposure to certain public sector markets and reserving capacity for an expected recovery within the more profitable private and commercial sectors. We have seen this recovery over the past few quarters, and today over half of our contract backlog is represented by the commercial and hospitality sectors, while we have maintained strong positions in other attractive sectors of the marketplace. We believe the actions we have taken have resulted in a stronger, better balanced backlog that positions us well for continued performance in the future."

Mr. MacInnis concluded, "We continue to see strong demand within our targeted markets, including additional growth in the small-task projects that are typical of our facilities services business. At the same time, we remain in an excellent position financially to invest in the future growth of our business. Based on current market conditions, we expect revenues for 2006 of between $5.0 billion and $5.2 billion, resulting in diluted earnings per share for the year of between $1.90 and $2.10, which includes $0.07 per diluted share in expenses related to the Company's adoption of FAS 123(R)."

EMCOR Group, Inc. is a Fortune 500(R) worldwide leader in mechanical and electrical construction services, energy infrastructure and facilities services. This press release and other press releases may be viewed at the Company's Web site at www.emcorgroup.com.

EMCOR Group's second quarter conference call will be available live via Internet broadcast today, Thursday, July 27, at 10:30 AM Eastern Daylight Time. You can access the live call through the Home Page of the Company's Web site at www.emcorgroup.com.

EMCOR Announces 2006 Second Quarter Results                               Page 3

     This release may contain certain forward-looking statements within the meaning of the Private Securities Reform Act of 1995. Any such comments are based upon information available to EMCOR management's perception thereof, as of this date, and EMCOR assumes no obligation to update any such forward-looking statements. These forward-looking statements may include statements regarding market opportunities, market share growth, gross profit, project mix, projects with varying profit margins, and selling, general and administrative expenses. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Accordingly these statements are no guarantee of future performance. Such risk and uncertainties include, but are not limited to, adverse effects of general economic conditions, changes in the political environment, changes in the specific markets for EMCOR's services, adverse business conditions, availability of adequate levels of surety bonding, increased competition, unfavorable labor productivity, mix of business, and risks associated with foreign operations. Certain of the risks and factors associated with EMCOR's business are also discussed in the Company's 2005 Form 10-K, its Form 10-Q for the second quarter ended June 30, 2006, and in other reports filed from time to time with the Securities and Exchange Commission. All these risks and factors should be taken into account in evaluating any forward-looking statements.


                            -FINANCIAL TABLES FOLLOW-

                                EMCOR GROUP, INC.
                              FINANCIAL HIGHLIGHTS
             (In thousands, except share and per share information)
                                   (Unaudited)

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                               For the Three Months Ended             For the Six Months Ended
                                                        June 30,                           June 30,
                                             -----------------------------          -----------------------------
                                                2006               2005                2006               2005
                                                ----               ----                ----               ----

   Revenues                                  $1,220,423         $1,168,831          $2,371,500         $2,252,586
   Cost of sales                              1,086,895          1,056,860           2,123,139          2,041,413
                                             ----------         ----------          ----------         ----------
   Gross profit                                 133,528            111,971             248,361            211,173
   Selling, general and
      administrative expenses                   108,194             96,994             210,700            189,301
   Restructuring expenses                            --                301                  --              1,472
                                             ----------         ----------          ----------         ----------

   Operating income                              25,334             14,676              37,661             20,400
   Interest income (expense), net                   490             (1,637)                728             (3,277)
   Minority interest                               (672)              (987)               (928)            (1,852)
                                             ----------         ----------          ----------         ----------

   Income from continuing
      operations before taxes                    25,152             12,052              37,461             15,271
   Income tax provision                           8,291              4,413              12,967              5,598
                                             ----------         ----------          ----------         ----------

   Income from continuing
      operations                                 16,861              7,639              24,494              9,673
   Income (loss) from discontinued
      operations, net                                --                294                (620)               173
                                             ----------         ----------          ----------         ----------
   Net income                                $   16,861         $    7,933          $   23,874         $    9,846
                                             ==========         ==========          ==========         ==========

   Basic earnings per share -
      continuing operations                  $     0.53         $     0.24          $     0.78         $     0.31
   Basic earnings per share -
      discontinued operations                        --         $     0.01          $    (0.02)        $     0.01
                                             ----------         ----------          ----------         ----------
                                             $     0.53         $     0.25          $     0.76         $     0.32
                                             ==========         ==========          ==========         ==========

   Diluted earnings per share -
      continuing operations                  $     0.52         $     0.24          $     0.75         $     0.31
   Diluted earnings per share -
      discontinued operations                        --         $     0.01          $    (0.02)        $     0.00
                                             ----------         ----------          ----------         ----------
                                             $     0.52         $     0.25          $     0.73         $     0.31
                                             ==========         ==========          ==========         ==========

   Weighted average shares of
      Common stock outstanding:
        Basic                                31,571,736         31,281,690          31,444,264         30,997,812
        Diluted                              32,710,882         31,777,160          32,494,054         31,591,804

                                EMCOR GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                                       June 30, 2006             December 31,
                                                        (Unaudited)                  2005
                                                       -------------             ------------
ASSETS
Current assets:
Cash and cash equivalents                              $  180,900               $  103,785
Accounts receivable, net                                1,078,615                1,046,380
Costs and estimated earnings in excess of billings
  on uncompleted contracts                                158,922                  185,634
Inventories                                                13,112                   10,175
Prepaid expenses and other                                 47,514                   43,829
                                                       ----------               ----------
  Total current assets                                  1,479,063                1,389,803

Investments, notes, and other long-term receivables        25,453                   28,659
Property, plant & equipment, net                           47,070                   46,443
Goodwill                                                  283,039                  283,412
Identifiable intangible assets, net                        15,429                   16,990
Other assets                                                9,925                   13,634
                                                       ----------               ----------
Total assets                                           $1,859,979               $1,778,941
                                                       ==========               ==========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Borrowings under working capital credit line           $        -               $        -
Current maturities of long-term debt and capital
  lease obligations                                           659                      551
Accounts payable                                          452,860                  452,709
Billings in excess of costs and estimated earnings
  on uncompleted contracts                                388,146                  330,235
Accrued payroll and benefits                              128,427                  154,276
Other accrued expenses and liabilities                     96,108                  107,545
                                                       ----------               ----------
  Total current liabilities                             1,066,200                1,045,316

Long-term debt and capital lease obligations                1,377                    1,406
Other long-term obligations                               133,628                  116,783
Total stockholders' equity                                658,774                  615,436
                                                       ----------               ----------
Total liabilities and stockholders' equity             $1,859,979               $1,778,941
                                                       ==========               ==========

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